UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2008
REMEDENT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15975	86-0837251

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Xavier de Cocklaan 42, 9831, Deurle, Belgium	N/A

(Address of Principal Executive Offices)	(Zip Code)
011-329-321-70-80

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.01 Completion of Acquisition or Disposition of Assets.
     Remedent, Inc. (the “Company”) previously filed a Current Report on Form 8-K on August 28, 2008 to announce completion of the acquisition of all of the outstanding capital stock of Glamtech-USA, Inc., a Delaware corporation (“Glamtech”) from Doug Cox and Kourosh Tahmasebi, the two shareholders of Glamtech (the “Stock Acquisition”). The Company indicated on the Form 8-K that it would file financial statements and the pro forma financial information required under Item 9.01 no later than 71 days after the date on which the initial report on Form 8-K was required to be filed. This Amendment No. 1 to the Form 8-K is being filed to provide the required financial information.
     Pursuant to Item 9.01 of the Form 8-K, set forth below are the financial statements and pro forma financial information relating to the Stock Acquisition. Such information should be read in conjunction with the disclosure set forth in the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2008, relating to the Stock Acquisition.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.
     The following financial statements required by Item 9.01(a) of Form 8-K are included in this report:
•	Audited balance sheet of Glamtech as of August 24, 2008 and audited statements of operations and cash flows of Glamtech for the period from April 9, 2008 (inception) through August 24, 2008 are attached hereto as Exhibit 99.1.
(b)	Pro Forma Financial Information.
     The following pro forma financial information required by Item 9.01(b) of Form 8-K is included in this report:
•	Unaudited pro forma condensed combined balance sheet as of June 30, 2008, and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2008 and for the three months ended June 30, 2008 of the Company are attached hereto as Exhibit 99.2
(d)	Exhibits.

Exhibit No.	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited balance sheet of Glamtech-USA, Inc. as of August 24, 2008 and audited statements of operations and cashflow of Glamtech-USA, Inc. for the period from April 9, 2008 (inception) through August 24, 2008 are attached hereto as Exhibit 99.1.

Exhibit No.	Exhibit Description

99.2	Unaudited pro forma condensed combined balance sheet as of June 30, 2008, and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2008 and for the three months ended June 30, 2008 of Remedent, Inc.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDENT, INC., a Nevada corporation
Dated: November 7, 2008	By:	/s/ Robin List
Robin List
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited balance sheet of Glamtech-USA, Inc. as of August 24, 2008 and audited statements of operations and cash flows of Glamtech-USA, Inc. for the period from April 9, 2008 (inception) through August 24, 2008.

99.2	Unaudited pro forma condensed combined balance sheet as of June 30, 2008, and unaudited pro forma condensed combined statements of operations for the year ended March 31, 2008 and for the three months ended June 30, 2008 of Remedent, Inc.